SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 7, 1998 (April 22, 1998)
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                      GLENBOROUGH REALTY TRUST INCORPORATED
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Maryland                       001-14162                     94-3211970
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)                  I.D. Number)
 incorporation)


        400 South El Camino Real, Ste. 1100, San Mateo, California 94402
                    (Address of principal executive offices)

       Registrant's Telephone number, including area code: (650) 343-9300
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Item 2.       ACQUISITION OR DISPOSITION OF ASSETS

On April 22, 1998, the Company acquired a portfolio of three office properties and four retail properties aggregating 417,745 square feet and three multi-family properties containing 670 units (the "Eaton & Lauth Portfolio") from a number of partnerships in which affiliates of Eaton & Lauth serve as general partners. The total acquisition cost, including capitalized costs, was approximately $70 million, comprising: (i) approximately $32.0 million of net assumed debt; (ii) approximately $15.9 million of equity which consists of: (a) approximately $3.2 million in the form of 126,764 shares of Common Stock of the Company (based on an agreed per share value of $25.00); and (b) approximately $12.7 million in the form of 506,788 partnership units in the Operating Partnership (based on an agreed per unit value of $25.00); and (iii) the balance in cash. The cash portion was financed through advances under the Acquisition Credit Facility. The Eaton & Lauth Portfolio properties are located in Indiana.

In addition, on March 27, 1998, the Company acquired a portfolio of seven properties (the "BGK Portfolio") from BGK Development. The BGK Portfolio properties aggregate 515,445 net rentable square feet, located in Boston, Massachusetts and Kansas City, Kansas, and consist of four office properties, two industrial properties and one office/flex property. The total acquisition cost, including capitalized costs, was approximately $50.2 million, comprised of
(i) approximately $13.3 million in assumption of debt; and (ii) the balance in cash, including cash from borrowings under the Acquisition Credit Facility.

There is no relationship between any of the sellers listed above and the Company, the Company's Operating Partnership or any affiliated entities of the Company.


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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)&(b) FINANCIAL STATEMENTS

                      As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by Item 7 (a) & (b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, the Company will by amendment to this Form 8-K no later than 60 days after May 7, 1998, file such financial statements.

              (c)     EXHIBITS

                      None


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED



                   By: Glenborough Realty Trust Incorporated,





Date: May 7, 1998                      /s/ Terri Garnick
                                       Terri Garnick
                                       Senior Vice President,
                                       Chief Accounting Officer,
                                       Treasurer
                                       (Principal Accounting Officer)




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